SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/ Filed by a party other than the registrant / / Check the appropriate box:

[ ]  Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                THE TIMOTHY PLAN
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 NOT APPLICABLE

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
   TIMOTHY PLAN CONSERVATIVE GROWTH FUND & TIMOTHY PLAN STRATEGIC GROWTH FUND

                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                             Toll Free 800-662-0201

     The Timothy Plan (the "Trust") is holding a special meeting of the shareholders of the Timothy Plan Conservative Growth Fund and the Timothy Plan Strategic Growth Fund (the "Special Meeting") on Friday, October 17, 2003 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust's Administrator, Citco-Quaker Fund Services, Inc., located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

     The Trust is a Delaware business trust, operating as a registered management investment company. The Trust has authorized the division of its shares into various series (each a "Fund" and together the "Funds")and currently offers shares of eight Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. Each Fund offers Class A Shares, which are offered to the public with a front-end sales charge, and Class B shares, which are offered with a contingent deferred sales charge which declines to zero over a period of years.

     The items for consideration at the Special Meeting apply only to the Timothy Plan Conservative Growth Fund and the Timothy Plan Strategic Growth Fund. The Special Meeting will be held to consider the following items of business:

     1. Approval of an increase in the investment advisory fee paid to Timothy Partners, Ltd. for its services to the Timothy Plan Conservative Growth Fund;
     2. Approval of an increase in the investment advisory fee paid to Timothy Partners, Ltd. for its services to the Timothy Plan Strategic Growth Fund; and
     3. Such other business as may properly come before the shareholders of the Trust.

     Please note that the proposed increase in investment advisory fees will NOT result in an increase in each Fund's overall expense structure. The Trust is seeking to increase each Fund's investment advisory fee as part of a comprehensive restructuring of each Fund's fee arrangements. Although investment advisory fees are being increased, other expenses and fees are being reduced and/or eliminated, and as a result, each Fund's overall expense ratio will stay the same. The details of this restructuring are contained in the proxy materials, and we encourage you to read them carefully.

     You may vote at the Special Meeting if you are the record owner of shares of Timothy Plan Conservative Growth Fund and/or the Timothy Plan Strategic Growth Fund as of the close of business on August 15, 2003. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

     Your vote on these proposals is very important. If you own shares in more than one account of the Trust, you will receive more than one proxy statement and proxy card and will need to vote the shares you hold for each account. Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-935-3775. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Trustees,


                                        Arthur Ally
                                        Chairman

August __, 2003

                                THE TIMOTHY PLAN
                     SPECIAL MEETING OF THE SHAREHOLDERS OF
                                     OF THE
   TIMOTHY PLAN CONSERVATIVE GROWTH FUND & TIMOTHY PLAN STRATEGIC GROWTH FUND

                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                             Toll Free: 800-662-0201

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                              DATED AUGUST 25, 2003

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 17, 2003

INTRODUCTION

     The Board of Trustees (the "Board") of the Timothy Plan (the "Trust") has voted to call a special meeting of all shareholders of Timothy Plan Conservative Growth Fund and/or the Timothy Plan Strategic Growth Fund (each a "Fund" and together the "Funds"), in order to seek shareholder approval of one proposal relating to each Fund. The Special Meeting will be held at the offices of Citco-Quaker Fund Services, Inc. ("CQFS"), located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Friday, October 17, 2003. CQFS serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intentions. This proxy was first mailed to eligible shareholders on or about September 8, 2003.

ITEMS FOR CONSIDERATION

     The Special Meeting will be held to consider the following items of business:

     1. Approval of an increase in the investment advisory fee paid to Timothy Partners, Ltd. for its services to the Timothy Plan Conservative Growth Fund;
     2. Approval of an increase in the investment advisory fee paid to Timothy Partners, Ltd. for its services to the Timothy Plan Strategic Growth Fund; and
     3. Such other business as may properly come before the shareholders of the Trust.

WHO VOTES ON WHICH PROPOSALS

     The table below summarizes each proposal to be presented at the Special Meeting and shows the Funds whose shareholders may vote for each proposal.

                 PROPOSAL                        WHICH SHAREHOLDERS MAY VOTE
================================================================================

1. Approval of an increase in the The shareholders of record (as of investment advisory fee paid to August 15, 2003) of the Timothy
     Timothy  Partners,   Ltd.  for  its     Plan Conservative Growth Fund only.
     services   to  the   Timothy   Plan
     Conservative Growth Fund.
--------------------------------------------------------------------------------

2. Approval of an increase in the The shareholders of record (as of investment advisory fee paid to August 15, 2003) of the Timothy
     Timothy  Partners,   Ltd.  for  its     Plan Strategic Growth Fund only.
     services   to  the   Timothy   Plan
     Strategic Growth Fund.
--------------------------------------------------------------------------------

WHO IS ELIGIBLE TO VOTE

     If you were the record owner of any shares of the Timothy Plan Conservative Growth Fund and/or the Timothy Plan Strategic Growth Fund as of the close of business on August 15, 2003 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you). The number of shares outstanding for each of the above-listed Funds as of the Record Date is listed in Exhibit A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

     The Board has named Theresa McNamee and Joseph Carlin as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the two proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Mr. Terry Covert, The Timothy Plan, 1304 West Fairbanks Avenue, Winter Park, FL 32789.

VOTING IN PERSON

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

BOARD RECOMMENDATION

     The proxy is solicited by the Board of Trustees of the Trust which recommends a vote "FOR" all matters.

REQUIREMENT OF A QUORUM

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The table below sets forth the quorum required for each proposal to be voted at the Special Meeting:

                  PROPOSAL                  NUMBER OF SHARES REQUIRED FOR QUORUM
================================================================================

1. Approval of an increase in the A majority of the shareholders of investment advisory fee paid to record (as of August 15, 2003) of
     Timothy  Partners,   Ltd.  for  its     the   Timothy   Plan   Conservative
     services   to  the   Timothy   Plan     Growth Fund only.
     Conservative Growth Fund.
--------------------------------------------------------------------------------

2. Approval of an increase in the A majority of the shareholders of investment advisory fee paid to record (as of August 15, 2003) of
     Timothy  Partners,   Ltd.  for  its     the Timothy Plan  Strategic  Growth
     services   to  the   Timothy   Plan     Fund only.
     Strategic Growth Fund.
--------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

     The following table describes the votes needed to approve each Proposal:

                  PROPOSAL                  NUMBER OF SHARES REQUIRED TO APPROVE
================================================================================

1. Approval of an increase in the The affirmative vote of a investment advisory fee paid to "majority" of the shares entitled
     Timothy  Partners,   Ltd.  for  its     to vote of record (as of August 15,
     services   to  the   Timothy   Plan     2003)   of   the    Timothy    Plan
     Conservative Growth Fund.               Conservative Growth Fund only.
--------------------------------------------------------------------------------

2. Approval of an increase in the The affirmative vote of a investment advisory fee paid to "majority" of the shares entitled
     Timothy  Partners,   Ltd.  for  its     to vote of record (as of August 15,
     services   to  the   Timothy   Plan     2003) of the Timothy Plan Strategic
     Strategic Growth Fund.                  Growth Fund only.
--------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

ADJOURNMENTS

     The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve such proposal.

COST OF THE SHAREHOLDER MEETING AND PROXY SOLICITATION

     Timothy Partners, Ltd.is paying the costs of the shareholder meeting and certain of its employees will be conducting proxy solicitations.

WHO TO CALL WITH QUESTIONS

     Please call the Trust at 1-800-662-0201 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent unaudited semi-annual report, dated June 30, 2003, and audited annual report, dated December 31, 2002. Simply call the Trust to request a copy of either report.

--------------------------------------------------------------------------------

PROPOSAL # 1.  APPROVAL OF INCREASE IN ADVISORY  FEE TO TIMOTHY  PARTNERS,  LTD.
               FOR SERVICES TO THE TIMOTHY PLAN CONSERVATIVE GROWTH FUND

WHICH SHAREHOLDERS ARE ELIGIBLE TO VOTE ON THIS PROPOSAL

     Shareholders of record (as of August 15, 2003) of the Timothy Plan Conservative Growth Fund only.

INTRODUCTION

     The Timothy Plan Conservative Growth Fund (the "Fund") is an asset allocation fund that invests exclusively in a number of other Timothy Plan Funds with the objective of providing moderate long term growth with some current income potential. The Fund offers both Class A and Class B shares. Class A shares of the Fund commenced investment operations on October 5, 2000, and Class B shares commenced investment operations on October 9, 2000. Timothy Partners, Ltd., 1304 West Fairbanks Avenue, Winter Park, FL 32789 ("TPL"), serves as investment adviser to the Fund under a written Investment Advisory Agreement (the "IA Agreement") between the Trust and TPL. A copy of the IA Agreement between the Trust and TPL is attached to this proxy as Exhibit B and is incorporated herein for all purposes.

     TPL is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission ("SEC") as an investment adviser. TPL supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Fund and the Trust. TPL has been the adviser to the Fund since its inception.

     Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation ("CFI"), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research.

     In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he may receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

     Under the current IA agreement, TPL receives a fee at an annual rate of 0.15% of the daily net assets of the Fund, computed daily and paid monthly. The current IA agreement with TPL was originally dated January 19, 1994 and was last approved by the Trust's shareholders on October 04, 2000. The IA agreement was amended to include services to the Fund by the Trust's Board of Trustees on or about October 01, 2000 and was approved by the Fund's shareholders immediately prior to the Fund's commencement of operations.

DISCUSSION

     The Fund operates under an arrangement commonly known as a "Fund of Funds". Under normal market conditions, the Fund invests at least 75% of its assets in the following Timothy Plan Funds ("Traditional Funds") according to the following approximated range of percentages:

                                                            % of Fund's Net
                                                            Assets Invested in
          Timothy Fund                                      Traditional Fund
--------------------------------------------------------------------------------

          Small Cap Value Fund                              15-20%
--------------------------------------------------------------------------------

          Large/Mid Cap Value Fund                          25-30%
--------------------------------------------------------------------------------

          Large/Mid Cap Growth Fund                         15-20%
--------------------------------------------------------------------------------

          Fixed Income Fund                                 25-30%
--------------------------------------------------------------------------------

     The Fund normally invests its remaining cash, if any, in U.S. government securities and short-term paper.

     TPL determines the specific asset allocation program for the Fund. On each day that the Fund is open for business, TPL reviews the asset allocation program and reallocates, as necessary, for any new moneys invested in the Fund. TPL also reallocates the Fund's investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

     Since the Fund commenced operations, TPL has been responsible for the investment of the Fund's assets, maintaining the investment compliance of the Fund, creating regulatory reporting for the Board relating to the Fund, and is primarily responsible for investment advisory oversight and reporting to the Board. Further, the Fund has experienced rapid growth, which creates the need for near constant readjusting of the Fund's investment mix. Because the fund invests exclusively in other Timothy Plan Funds, calculating ongoing Fund expenses is more intricate than is the case with traditional Timothy Plan Funds. Managing those Fund expenses is one of TPL's responsibilities.

     After nearly three years of operations, it has become apparent to TPL and the Trust that the manner in which the various services provided to the Fund by TPL were conceived and constructed have not achieved the desired result of an efficiently managed Fund, but have achieved exactly the opposite result. Under the Fund's current contractual structure, TPL is paid an investment advisory fee equal to an annual rate of 0.15% of the average daily net assets of the

     Fund pursuant to the IA Agreement described above. For administrative and related services to the Fund, TPL is also paid an operating services fee equal to an annual rate of 0.25% of the average daily net assets of the Fund pursuant to a separate written agreement for such services. Lastly, the Fund charges a 12b-1 fee of 0.25% of the average daily net assets of the Fund on Class A shares, and 1.00% of the average daily net assets of the Fund for Class B shares. Because a significant factor in the Fund's long term success is the control of overall Fund expenses, and TPL is the entity most able to control such expenses through fee waivers and expense reimbursements, it has become clear that the current contractual scheme needs to be redrawn in a more efficient manner.

     After researching various management options and thoughtful deliberation with the Board, TPL proposed the following:

     1.   The fee paid to TPL under the IA Agreement be increased  from 0.15% to
          0.65 and the IA Agreement be amended to reflect such changes;
     2.   The  operating   service  fee  of  0.25%  currently  paid  to  TPL  be
          terminated;
     3.   The 12b-1 fee for Class A shares be lowered from 0.25% to 0.00%; and
     4.   The 12b-1 fee for Class B shares be lowered from 1.00% to 0.75%.

     In support of the proposal TPL argued to the Board that under the proposal, the overall fees charged to the Fund would remain unchanged, but the structure of those fees would allow TPL to better control Fund expenses, would more accurately convey to Fund shareholders what fees were being paid to whom and for what services, and would provide TPL additional moneys with which to better administer the Fund's affairs

BOARD CONSIDERATION

     On June 20, 2003, the Fund's Board of Trustees met to consider, among other things, the proposal from TPL to increase the management fee charged to the Fund from 0.15% to 0.65%. TPL presented comparative data to the Board showing how its proposed management fee compared against management fees charged by other similar funds. TPL also presented data to the Board comparing the overall fee structure of the Fund under its proposed fee to the overall expense structure of similar funds. TPL then presented information to the Board relating to the services provided to the Fund by TPL, the expenses associated with those services, and the fees earned by TPL to provide those services.

     The Board then discussed TPL's proposal at length. The Board gave significant weight to TPL's presented data that indicated that the increased advisory fee would still fall within the range of advisory fees charged by other advisors for similar funds. The Board also noted with approval that the effect of the proposed fee increase on the overall expense ratio of the Fund would still not negatively affect the overall expenses charged by the Fund. The Board reviewed the activities of TPL on behalf of the Fund and noted that those activities were comprehensive and necessary to the proper management of the Fund and its future success. The Board also noted that TPL was the adviser to each other Timothy Fund, and its services to those funds over time had been excellent.

BOARD CONCLUSION

     After full and complete discussion, the Board of Trustees unanimously agreed to approve an increase in the investment advisory fee payable to TPL from the Fund from 0.15% to 0.65%, to recommend to the Fund's shareholders that the increase be approved, and to implement the remaining points of TPL's proposal at such time as the Fund's shareholders approve the investment advisory fee increase.

FINANCIAL EFFECT OF FEE CHANGE

     If the Fund's shareholders approve the fee increase, the expenses you pay to hold shares of the Fund will remain the same, but the manner in which those expenses are shown will change. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the increased IA Agreement fee.

     NOTE: In a "Fund of Funds" arrangement, certain fees paid by the underlying funds in which the Fund invests must also be included in the expense table. Those aggregated fees are included in the example below, so please take special note of the footnotes accompanying the expense table.

                                           -------------------------------------
                                                CLASS A            CLASS B
                                           -------------------------------------
                                           CURRENT  PROPOSED   CURRENT  PROPOSED
--------------------------------------------------------------------------------

Management Fee (1)                          0.95%     1.45%     0.95%     1.45%
--------------------------------------------------------------------------------

Service & Distribution (12b-1) Fees         0.25%     0.00%     1.00%     0.75%
--------------------------------------------------------------------------------

Other Expenses (2)                          1.78%     1.53%     1.78%     1.53%
--------------------------------------------------------------------------------

Total Annual Operating Expenses
(before reimbursement by Advisor)           2.98%     2.98%     3.73%     3.73%
--------------------------------------------------------------------------------

Reimbursement by Advisor                    0.28%     0.28%     0.28%     0.28%
--------------------------------------------------------------------------------

Total Annual Operating Expenses
(after reimbursement by Advisor) (3)        2.70%     2.70%     3.45%     3.45%
--------------------------------------------------------------------------------

     (1) Management Fees include the current and proposed annual fee of 0.15% and 0.65%, respectively of the average daily net assets of each Fund which is paid to the Funds' Adviser, Timothy Partners. Ltd., and the aggregate management fees paid by the underlying Funds in which the Fund invests.

     (2) Other Expenses include administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, as well as the payment of a 0.25% operating service fee under "Current" and without such fee under "Proposed".

     (3) Timothy Partners, Ltd. is contractually obligated to waive its fees and/or reimburse the Fund to the extent necessary to maintain certain overall expense caps for each Class. The figures in the above table include the expenses attributable to the Fund and the underlying Traditional Funds in which it invests. Not including the expenses attributable to the underlying Funds, the expense cap of the Fund is as follows: For Class A shares, the expense cap is 1.15%. For Class B shares of the Fund, the expense cap is 1.90%

     The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

-------------------------------------------------------------------------------------------------
                  One Year            Three Years           Five Years            Ten Years
-------------------------------------------------------------------------------------------------
             Current   Proposed    Current   Proposed    Current   Proposed    Current   Proposed
-------------------------------------------------------------------------------------------------
Class A      $  636     $  636     $  871     $  871     $1,125     $1,125     $1,849     $1,849
-------------------------------------------------------------------------------------------------
Class B      $  193     $  193     $  597     $  597     $1,026     $1,026     $2,222     $2,222
-------------------------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

-------------------------------------------------------------------------------------------------
                  One Year            Three Years           Five Years            Ten Years
-------------------------------------------------------------------------------------------------
             Current   Proposed    Current   Proposed    Current   Proposed    Current   Proposed
-------------------------------------------------------------------------------------------------
Class A      $  636     $  636     $  871     $  871     $1,125     $1,125     $1,849     $1,849
-------------------------------------------------------------------------------------------------
Class B      $  693     $  693     $  897     $  897     $1,126     $1,126     $2,222     $2,222
-------------------------------------------------------------------------------------------------

     The following table shows the aggregate investment advisory fees paid to TPL under its current fee structure for the Fund's fiscal year ended June 30, 2003, the fees that would have been paid to TPL under the proposed fee structure during that same period, and the difference between the two, both in absolute and percentage increase terms.

--------------------------------------------------------------------------------------------
Current Fees Paid     Pro Forma Fees for fiscal     Additional Pro Forma      Change in Fee
 for fiscal year      year ended 06/30/03 under        Fees For fiscal       as a percentage
 ended 06/30/03.       proposed fee structure.      year ended 06/30/03.     of Original Fee
--------------------------------------------------------------------------------------------
     $25,358                  $109,885                    $84,527             333% increase
--------------------------------------------------------------------------------------------

     If the Fund's shareholders do not approve this Proposal, the Trust will consider other alternatives.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------

       THE FUND'S BOARD OF TRUSTEES , INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.

--------------------------------------------------------------------------------

PROPOSAL # 2.  APPROVAL OF INCREASE IN ADVISORY  FEE TO TIMOTHY  PARTNERS,  LTD.
               FOR SERVICES TO THE TIMOTHY PLAN STRATEGIC GROWTH FUND

WHICH SHAREHOLDERS ARE ELIGIBLE TO VOTE ON THIS PROPOSAL

     Shareholders of record (as of August 15, 2003) of the Timothy Plan Strategic Growth Fund only.

INTRODUCTION

     The Timothy Plan Strategic Growth Fund (the "Fund") is an asset allocation fund that invests exclusively in a number of other Timothy Plan Funds with the objective of providing medium to high levels of long term growth with some current income potential. The Fund offers both Class A and Class B shares. Class A shares of the Fund commenced investment operations on October 5, 2000, and Class B shares commenced investment operations on October 9, 2000. Timothy Partners, Ltd., 1304 West Fairbanks Avenue, Winter Park, FL 32789 ("TPL"), serves as investment adviser to the Fund under a written Investment Advisory Agreement (the "IA Agreement") between the Trust and TPL. A copy of the IA Agreement between the Trust and TPL is attached to this proxy as Exhibit B and is incorporated herein for all purposes.

     TPL is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission ("SEC") as an investment adviser. TPL supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Fund and the Trust. TPL has been the adviser to the Fund since its inception.

     Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation ("CFI"), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research.

     In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he may receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

     Under the current IA agreement, TPL receives a fee at an annual rate of 0.15% of the daily net assets of the Fund, computed daily and paid monthly. The current IA agreement with TPL was originally dated January 17, 1994 and was last approved by the Trust's shareholders on October 04, 2000. The IA agreement was amended to include services to the Fund by the Trust's Board of Trustees on or about October 01, 2000 and was approved by the Fund's shareholders immediately prior to the Fund's commencement of operations.

DISCUSSION

     The Fund operates under an arrangement commonly known as a "Fund of Funds". Under normal market conditions, the Fund invests at least 75% of its assets in the following Timothy Plan Funds ("Traditional Funds") according to the following approximated range of percentages:

                                                            % of Fund's Net
                                                            Assets Invested in
          Timothy Fund                                      Traditional Fund
--------------------------------------------------------------------------------

          Small Cap Value Fund                              15-20%
--------------------------------------------------------------------------------

          Large/Mid Cap Value Fund                          20-25%
--------------------------------------------------------------------------------

          Large/Mid Cap Growth Fund                         30-35%
--------------------------------------------------------------------------------

          Aggressive Growth Fund                            15-20%
--------------------------------------------------------------------------------

     The Fund normally invests its remaining cash, if any, in U.S. government securities and short-term paper.

     TPL determines the specific asset allocation program for the Fund. On each day that the Fund is open for business, TPL reviews the asset allocation program and reallocates, as necessary, for any new moneys invested in the Fund. TPL also reallocates the Fund's investments in the Traditional Funds at the end of each fiscal quarter to maintain the asset allocation program.

     Since the Fund commenced operations, TPL has been responsible for the investment of the Fund's assets, maintaining the investment compliance of the Fund, creating regulatory reporting for the Board relating to the Fund, and is primarily responsible for investment advisory oversight and reporting to the Board. Further, the Fund has experienced rapid growth, which creates the need for near constant readjusting of the Fund's investment mix. Because the Fund invests exclusively in other Timothy Plan Funds, calculating ongoing Fund expenses is more intricate than is the case with traditional Timothy Plan Funds. Managing those Fund expenses is one of TPL's responsibilities.

     After nearly three years of operations, it has become apparent to TPL and the Trust that the manner in which the various services provided to the Fund by TPL were conceived and constructed have not achieved the desired result of an efficiently managed Fund, but have achieved exactly the opposite result. Under the Fund's current contractual structure, TPL is paid an investment advisory fee equal to an annual rate of 0.15% of the average daily net assets of the Fund pursuant to the IA Agreement described above. For administrative and related services to the Fund, TPL is also paid an operating services fee equal to an annual rate of 0.25% of the average daily net assets of the Fund pursuant to a separate written agreement for such services. Lastly, the Fund charges a 12b-1 fee of 0.25% of the average daily net assets of the Fund on Class A shares, and 1.00% of the average daily net assets of the Fund for Class B shares. Because a significant factor in the Fund's long term success is the control of overall Fund expenses, and TPL is the entity most able to control such expenses through fee waivers and expense reimbursements, it has become clear that the current contractual scheme needs to be redrawn in a more efficient manner.

     After researching various management options and thoughtful deliberation with the Board, TPL proposed the following:

     5.   The fee paid to TPL under the IA Agreement be increased  from 0.15% to
          0.65 and the IA Agreement be amended to reflect such changes;
     6.   The  operating   service  fee  of  0.25%  currently  paid  to  TPL  be
          terminated;
     7.   The 12b-1 fee for Class A shares be lowered from 0.25% to 0.00%; and
     8.   The 12b-1 fee for Class B shares be lowered from 1.00% to 0.75%.

     In support of the proposal TPL argued to the Board that under the proposal, the overall fees charged to the Fund would remain unchanged, but the structure of those fees would allow TPL to better control Fund expenses, would more accurately convey to Fund shareholders what fees were being paid to whom and for what services, and would provide TPL additional moneys with which to better administer the Fund's affairs

BOARD CONSIDERATION

     On June 20, 2003, the Fund's Board of Trustees met to consider, among other things, the proposal from TPL to increase the management fee charged to the Fund from 0.15% to 0.65%. TPL presented comparative data to the Board showing how its proposed management fee compared against management fees charged by other similar funds. TPL also presented data to the Board comparing the overall fee structure of the Fund under its proposed fee to the overall expense structure of similar funds. TPL then presented information to the Board relating to the services provided to the Fund by TPL, the expenses associated with those services, and the fees earned by TPL to provide those services.

     The Board then discussed TPL's proposal at length. The Board gave significant weight to TPL's presented data that indicated that the increased advisory fee would still fall within the range of advisory fees charged by other advisors for similar funds. The Board also noted with approval that the effect of the proposed fee increase on the overall expense ratio of the Fund would still not negatively affect the overall expenses charged by the Fund. The Board reviewed the activities of TPL on behalf of the Fund and noted that those activities were comprehensive and necessary to the proper management of the Fund and its future success. The Board also noted that TPL was the adviser to each other Timothy Fund, and its services to those funds over time had been excellent.

BOARD CONCLUSION

     After full and complete discussion, the Board of Trustees unanimously agreed to approve an increase in the investment advisory fee payable to TPL from the Fund from 0.15% to 0.65%, to recommend to the Fund's shareholders that the increase be approved, and to implement the remaining points of TPL's proposal at such time as the Fund's shareholders approve the investment advisory fee increase.

FINANCIAL EFFECT OF FEE CHANGE

     If the Fund's shareholders approve the fee increase, the expenses you pay to hold shares of the Fund will remain the same, but the manner in which those expenses are shown will change. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the increased IA Agreement fee.

     NOTE: In a "Fund of Funds" arrangement, certain fees paid by the underlying funds in which the Fund invests must also be included in the expense table. Those aggregated fees are included in the example below, so please take special note of the footnotes accompanying the expense table.

                                           -------------------------------------
                                                CLASS A            CLASS B
                                           -------------------------------------
                                           CURRENT  PROPOSED   CURRENT  PROPOSED
--------------------------------------------------------------------------------

Management Fee                              1.00%     1.50%     1.00%     1.50%
--------------------------------------------------------------------------------

Service & Distribution (12b-1) Fees         0.25%     0.00%     1.00%     0.75%
--------------------------------------------------------------------------------

Other Expenses                              1.69%     1.44%     1.70%     1.45%
--------------------------------------------------------------------------------

Total Annual Operating Expenses
(before reimbursement by Advisor)           2.94%     2.94%     3.70%     3.70%
--------------------------------------------------------------------------------

Reimbursement by Advisor                    0.19%     0.19%     0.20%     0.20%
--------------------------------------------------------------------------------

Total Annual Operating Expenses
(after reimbursement by Advisor)            2.75%     2.75%     3.50%     3.50%
--------------------------------------------------------------------------------

     (1) Management Fees include the current and proposed annual fee of 0.15% and 0.65%, respectively of the average daily net assets of each Fund which is paid to the Funds' Adviser, Timothy Partners. Ltd., and the aggregate management fees paid by the underlying Funds in which the Fund invests.
     (2) Other Expenses include administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, as well as the payment of a 0.25% operating service fee under "Current" and without such fee under "Proposed".
     (3) Timothy Partners, Ltd. is contractually obligated to waive its fees and/or reimburse the Fund to the extent necessary to maintain certain overall expense caps for each Class. The figures in the above table include the expenses attributable to the Fund and the underlying Traditional Funds in which it invests. Not including the expenses attributable to the underlying Funds, the expense cap of the Fund is as follows: For Class A shares, the expense cap is 1.15%. For Class B shares of the Fund, the expense cap is 1.90%

     The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

-------------------------------------------------------------------------------------------------
                  One Year            Three Years           Five Years            Ten Years
-------------------------------------------------------------------------------------------------
             Current   Proposed    Current   Proposed    Current   Proposed    Current   Proposed
-------------------------------------------------------------------------------------------------
Class A      $  636     $  636     $  871     $  871     $1,125     $1,125     $1,849     $1,849
-------------------------------------------------------------------------------------------------
Class B      $  193     $  193     $  597     $  597     $1,026     $1,026     $2,222     $2,222
-------------------------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

-------------------------------------------------------------------------------------------------
                  One Year            Three Years           Five Years            Ten Years
-------------------------------------------------------------------------------------------------
             Current   Proposed    Current   Proposed    Current   Proposed    Current   Proposed
-------------------------------------------------------------------------------------------------
Class A      $  636     $  636     $  871     $  871     $1,125     $1,125     $1,849     $1,849
-------------------------------------------------------------------------------------------------
Class B      $  693     $  693     $  897     $  897     $1,126     $1,126     $2,222     $2,222
-------------------------------------------------------------------------------------------------

     The following table shows the aggregate investment advisory fees paid to TPL under its current fee structure for the Fund's fiscal year ended June 30, 2003, the fees that would have been paid to TPL under the proposed fee structure during that same period, and the difference between the two, both in absolute and percentage increase terms.

--------------------------------------------------------------------------------------------
Current Fees Paid     Pro Forma Fees for fiscal     Additional Pro Forma      Change in Fee
 for fiscal year      year ended 06/30/03 under        Fees For fiscal       as a percentage
 ended 06/30/03.       proposed fee structure.      year ended 06/30/03.     of Original Fee
--------------------------------------------------------------------------------------------
     $25,110                  $108,810                    $83,700             333% increase
--------------------------------------------------------------------------------------------

     If the Fund's shareholders do not approve this Proposal, the Trust will consider other alternatives.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2?

--------------------------------------------------------------------------------

       The Fund's Board of Trustees , including the independent Trustees, unanimously recommends that you vote "For" Proposal # 2.

--------------------------------------------------------------------------------


-----------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Timothy Partners, Ltd. ("TPL") 1304 West Fairbanks Avenue, Winter Park, FL 32789, in addition to serving as investment adviser to the Funds, also serves as principal underwriter to the Trust's shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

     TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust's prospectus and may retain some or all of the fees paid by the Fund's pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an "underwriter" under federal law. With respect to both Class A and Class B shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Trust, dated May 01, 2003.

PROPOSALS OF SHAREHOLDERS

     As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

     The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust's unaudited semi-annual financial report, dated June 30, 2003, and the Trust's audited annual financial report, dated December 31, 2002.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                              AS OF AUGUST 15, 2003

--------------------------------------------------------------------------------
NAME OF TIMOTHY PLAN FUND                   CLASS A       CLASS B        TOTAL
--------------------------------------------------------------------------------
Conservative Growth Fund                   1,415,812     1,165,060     2,580,872
--------------------------------------------------------------------------------
Strategic Growth Fund                      1,378,944     1,871,708     3,250,652
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                              AS OF AUGUST 15, 2003

--------------------------------------------------------------------------------
                                            SHARE                    % OWNERSHIP
                       NAME OF FUND IN      CLASS    NUMBER OF       OF TOTAL
NAME OF SHAREHOLDER    WHICH SHARES HELD    OWNED    SHARES OWNED    FUND SHARES
--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             TIMOTHY PLAN OFFICER/DIRECTOR OWNERSHIP OF FUND SHARES

                              AS OF AUGUST 15, 2003

--------------------------------------------------------------------------------
                                            SHARE                    % OWNERSHIP
                       NAME OF FUND IN      CLASS    NUMBER OF       OF TOTAL
NAME OF SHAREHOLDER    WHICH SHARES HELD    OWNED    SHARES OWNED    FUND SHARES
--------------------------------------------------------------------------------
Joe Boatwright         Strategic Growth       A       21,142.345         1.55%
--------------------------------------------------------------------------------
Joe Boatwright         Conservative Growth    A         9720.160         0.71%
--------------------------------------------------------------------------------
Mark Minnella          Strategic Growth       A          104.141         0.01%
--------------------------------------------------------------------------------

                                    EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

      THE TIMOTHY PLAN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, dated April, 27, 2001 by and between THE TIMOTHY PLAN, a Delaware business trust (hereinafter called the "Trust"), on behalf of the Timothy Plan Conservative Growth Fund (the "Fund"), and TIMOTHY PARTNERS, LTD., a Florida limited partnership (hereinafter called "Investment Adviser").

          WITNESSETH:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust and the Investment Adviser entered into an agreement dated January 19, 1994, as subsequently amended, wherein the Investment Adviser agreed to provide investment advisory services to the Trust (the "Original Agreement"); and

     WHEREAS,  the Board of Trustees  has  determined  that a separate  advisory
agreement  for  each  series  of  the  Trust  would   clarify  the   contractual
arrangements with the Investment Adviser; and

     WHEREAS, this Amended and Restated Investment Advisory Agreement does not revise the substantive provisions of the Original Agreement, as amended;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Partners and employees of the Investment Adviser may be trustees, officers and employees of the funds of which Timothy Partners, Ltd. is Investment Adviser. Partners and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker/dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Trust, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Timothy Partners, Ltd. is Investment Adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser may ask the Trust and the Trust may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Trust and to other funds for which the Investment Adviser exercises investment discretion.

4. As compensation for the services to be rendered to the Trust by the Investment Adviser under the provisions of this Agreement, the Trust shall pay to the Investment Adviser from the Fund's assets an annual fee equal to 0.15% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

5. The services to be rendered by the Investment Adviser to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6. The Investment Adviser, its partners, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Trust, the Investment Adviser shall not be subject to liabilities to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the shareholders at the next regular meeting that the Fund change to a name not including the word "Timothy." The Trust agrees that the word "Timothy" in its name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of one year and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

10.  This   Agreement   shall   extend  to  and  bind  the   heirs,   executors,
administrators and successors of the parties hereto.

11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers the 11th day of June, 2001.


THE TIMOTHY PLAN BY:


TIMOTHY PARTNERS, LTD.


By: COVENANT FUNDS, INC.


MANAGING GENERAL PARTNER

By:
     Arthur D. Ally, President

16347 6/4/01 3:31 PM

      THE TIMOTHY PLAN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, dated April, 27, 2001 by and between THE TIMOTHY PLAN, a Delaware business trust (hereinafter called the "Trust"), on behalf of the Timothy Plan Strategic Growth Fund (the "Fund"), and TIMOTHY PARTNERS, LTD., a Florida limited partnership (hereinafter called "Investment Adviser").

          WITNESSETH:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust and the Investment Adviser entered into an agreement dated January 19, 1994, as subsequently amended, wherein the Investment Adviser agreed to provide investment advisory services to the Trust (the "Original Agreement"); and

     WHEREAS,  the Board of Trustees  has  determined  that a separate  advisory
agreement  for  each  series  of  the  Trust  would   clarify  the   contractual
arrangements with the Investment Adviser; and

     WHEREAS, this Amended and Restated Investment Advisory Agreement does not revise the substantive provisions of the Original Agreement, as amended;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Partners and employees of the Investment Adviser may be trustees, officers and employees of the funds of which Timothy Partners, Ltd. is Investment Adviser. Partners and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker/dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker/dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Trust, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Timothy Partners, Ltd. is Investment Adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser may ask the Trust and the Trust may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Investment Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Trust and to other funds for which the Investment Adviser exercises investment discretion.

4. As compensation for the services to be rendered to the Trust by the Investment Adviser under the provisions of this Agreement, the Trust shall pay to the Investment Adviser from the Fund's assets an annual fee equal to 0.15% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

5. The services to be rendered by the Investment Adviser to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6. The Investment Adviser, its partners, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Trust, the Investment Adviser shall not be subject to liabilities to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the shareholders at the next regular meeting that the Fund change to a name not including the word "Timothy." The Trust agrees that the word "Timothy" in its name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of one year and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

10.  This   Agreement   shall   extend  to  and  bind  the   heirs,   executors,
administrators and successors of the parties hereto.

11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers the 11th day of June, 2001.


THE TIMOTHY PLAN BY:


TIMOTHY PARTNERS, LTD.


By: COVENANT FUNDS, INC.


Managing General Partner

By:
   Arthur D. Ally, President

16347 6/4/01 3:31 PM

--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------

TIMOTHY PLAN CONSERVATIVE GROWTH FUND SHAREHOLDERS ONLY!

PROPOSAL # 1.  APPROVE AN INCREASE IN  INVESTMENT  ADVISORY FEES PAID TO TIMOTHY
               PARTNERS, LTD. FOR ITS SERVICES TO THE TIMOTHY PLAN CONSERVATIVE GROWTH FUND

          FOR                       AGAINST                      ABSTAIN
          / /                         / /                          / /

TIMOTHY PLAN STRATEGIC GROWTH FUND SHAREHOLDERS ONLY!

PROPOSAL # 1.  APPROVE AN INCREASE IN  INVESTMENT  ADVISORY FEES PAID TO TIMOTHY
               PARTNERS, LTD. FOR ITS SERVICES TO THE TIMOTHY PLAN STRATEGIC GROWTH FUND

          FOR                       AGAINST                      ABSTAIN
          / /                         / /                          / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                              Date

X
--------------------------------------------------------------------------------
Signature                                                              Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Theresa McNamee and Joseph Carlin, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held October 17, 2003, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote "FOR" all matters.